SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of Earliest Event Reported):     January 22, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                      (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

On January 22, 2008, the Compensation Committee of the Board of Directors of CommScope, Inc. (the “Company”) approved and made grants to the Company’s named executive officers pursuant to the Company’s forms of Nonqualified Stock Option Agreement (Annual) and Employee Performance Share Unit Award Agreement.  The forms provide for grants of awards pursuant to the CommScope, Inc. 2006 Long Term Incentive Plan.  The Nonqualified Stock Option Agreement (Annual) provides that a grantee has the option to purchase shares of Company common stock, which option generally vests in 1/3 increments on each of the first, second and third anniversaries of the date of grant.  The Employee Performance Share Unit Award Agreement generally provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant in respect of performance units which have vested as a result of the Company’s performance during the applicable performance period.  The relevant performance measure under the Performance Share Unit Award Agreement is the Company’s operating income, subject to certain adjustments, for fiscal year 2008.  The Compensation Committee also approved the Company’s form of Employee Restricted Stock Unit Agreement (but made no grants to named executive officers pursuant to this form of agreement).  The form provides for grants of awards pursuant to the CommScope, Inc. 2006 Long Term Incentive Plan.  The Employee Restricted Stock Unit Agreement generally provides that a grantee will be eligible to receive shares of Company common stock upon the third anniversary of the date of grant provided the grantee remains employed with the Company.

The forms of Nonqualified Stock Option Agreement (Annual), Employee Performance Share Unit Award Agreement and Employee Restricted Stock Unit Agreement are attached hereto as exhibits.

The options (which have an exercise price of $41.22 per share) and performance share units granted to our named executive officers on January 22, 2008 are as follows:

Name and Title	Options Granted	Performance Share United Granted
		Threshold Performance	Target Performance	Maximum Performance
Frank M. Drendel Chairman and Chief Executive Officer	105,650	27,125	54,250	81,375
Jearld L. Leonhardt Executive Vice President and Chief Financial Officer	18,500	4,750	9,500	14,250
Brian D. Garrett President and Chief Operating Officer	55,800	14,325	28,650	42,975
Randall W. Crenshaw Executive Vice President and General Manager, Enterprise	8,550	4,450	8,900	13,350
Edward A. Hally Executive Vice President and General Manager, Carrier & Wireless	9,800	5,100	10,200	15,300

In addition, the Committee granted (i) options to purchase 33,100 shares of our common stock to our other executive officers and (ii) 34,455 performance share units to our other executive officers which will vest if target performance levels are achieved.  (Our other executive officers will vest in 17,228 performance share units if threshold performance levels are achieved and 51,683 performance share units if the maximum performance levels are achieved.)

Item 9.01.      Financial Statements and Exhibits.

                       (d)         Exhibit               Description

10.1	Form of Nonqualified Stock Option Agreement (Annual).

10.2	Form of Employee Performance Share Unit Award Agreement.

                                        10.3                 Form of Employee Restricted Stock Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Name: Frank B. Wyatt, II
Title: Senior Vice President, General Counsel & Secretary

Index of Exhibits

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Agreement (Annual)
10.2	Form of Employee Performance Share Unit Award Agreement
10.3	Form of Employee Restricted Stock Unit Agreement